UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2006
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

701 Market Street, St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 342-3400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03. Material Modifications to Rights of Security Holders.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: SUBORDINATED INDENTURE
EX-4.2: FIRST SUPPLEMENTAL INDENTURE
EX-8.1: TAX OPINION OF SIMPSON THACHER & BARTLETT LLP
EX-99.1: CAPITAL REPLACEMENT COVENANT
Item 1.01 Entry into a Material Definitive Agreement.
     On December 14, 2006, Peabody Energy Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as representatives of the underwriters listed in Schedule II thereto (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $675,000,000 aggregate principal amount of 4.75% Convertible Junior Subordinated Debentures due 2066 (the “Debentures”) (including an over-allotment option to purchase up to an additional $75,000,000 aggregate principal amount of Debentures).
     On December 20, 2006, the Company consummated the sale of $732,500,000 aggregate principal amount of Debentures (including $57,500,000 issued pursuant to the exercise by the Underwriters of their over-allotment option). In connection with the issuance of the Debentures, the Company entered into a Subordinated Indenture, dated December 20, 2006 (the “Subordinated Indenture”), as supplemented by a First Supplemental Indenture, dated December 20, 2006 (the “First Supplemental Indenture”), between the Company and U.S. Bank National Association, as trustee.
     The foregoing description of the Underwriting Agreement, the Subordinated Indenture and the First Supplemental Indenture is qualified by reference to the agreements, copies of which are attached hereto as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein. Further information concerning the Debentures and related matters is set forth in the Company’s Prospectus Supplement dated December 14, 2006, which was filed with the Securities and Exchange Commission on December 15, 2006 (the “Prospectus Supplement”).
Item 3.03. Material Modifications to Rights of Security Holders.
      In connection with the issuance of the Debentures, the Company has agreed that on any date on which accrued interest on the Debentures through the most recent interest payment date has not been paid in full (including during any optional or mandatory deferral period) and until such time as all accrued but unpaid interest, together with any compounded interest thereon, is paid in full, it will not, and will not permit any “controlled subsidiary” (any corporation in which the Company owns, directly or indirectly, more than 50% of the voting stock) to:
•    declare or pay any dividends on, make distributions regarding, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of capital stock of the Company, other than:
      (1) purchases of the Company’s capital stock in connection with employee or agent benefit plans or under any dividend reinvestment plan;
      (2) purchases or repurchases of shares of the Company’s capital stock pursuant to a contractually binding requirement to buy stock existing prior to the commencement of the deferral period, including under a contractually binding stock repurchase plan;
      (3) in connection with the reclassification of any class or series of the Company’s capital stock, or the exchange or conversion of one class or series of the Company’s capital stock for or into another class or series of the Company’s capital stock, in each case if the resulting capital stock ranks equal to or junior to the capital stock so reclassified, exchanged or converted;
      (4) the purchase of fractional interests in shares of the Company’s capital stock in connection with the conversion or exchange provisions of that capital stock or the security being converted or exchanged;
      (5) dividends or distributions in the form of the Company’s capital stock or rights to acquire the Company’s capital stock, where the dividend stock or stock underlying the dividend rights is the same class as the stock on which the dividend is being paid or ranks equal to or junior to such stock;
      (6) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or issuances of capital stock under any such plan in the future, or redemptions or repurchases of any rights outstanding under a shareholder’ rights plan;
      (7) acquisitions of the Company’s capital stock previously issued in connection with acquisitions of businesses made by the Company (which acquisitions are made by the Company in connection with the satisfaction of indemnification obligations of the sellers of such businesses); or
      (8) the payment of any dividend during an optional or mandatory deferral period within 60 days after the date of declaration thereof, if at the date of declaration no optional deferral was in effect and no mandatory trigger event had occurred.
      Further information concerning the foregoing description is set forth in the Prospectus Supplement.
Item 8.01 Other Events.
     In connection with the issuance of the Debentures, Simpson Thacher & Bartlett LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached hereto as Exhibit 8.1.
     Also in connection with the issuance of the Debentures, the Company entered into a Capital Replacement Covenant (the “CRC”). Pursuant to the CRC, the Company covenanted for the benefit of holders of the Company’s 7.875% Senior Notes due 2026, issued in the aggregate principal amount of $250,000,000, that neither the Company nor any of its subsidiaries shall repay, redeem or repurchase all or any part of the Debentures on or after December 15, 2041 and prior to December 15, 2046, except to the extent that the total repayment, redemption or repurchase price does not exceed the sum of: (a) 400% of the Company’s net cash proceeds from the sale of its common stock and rights to acquire its common stock (including common stock issued pursuant to the Company’s dividend reinvestment plan or employee benefit plans); (b) the Company’s net cash proceeds from the sale of its mandatorily convertible preferred stock (as defined in Exhibit 99.1) or debt exchangeable for equity (as defined in Exhibit 99.1); and (c) the Company’s net cash proceeds from the sale of other replacement capital securities (as defined in Exhibit 99.1) in each case, during the six months prior to the notice date for the relevant payment, redemption or repurchase.
     The foregoing description of the CRC is qualified by reference to the CRC, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement dated December 14, 2006 between the Company and the Underwriters.

4.1	Subordinated Indenture dated December 20, 2006 between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture dated December 20, 2006 between the Company and U.S. Bank National Association, as trustee, relating to $732,500,000 aggregate principal amount of 4.75% Convertible Junior Subordinated Debentures due 2066 (including form of 4.75% Convertible Junior Subordinated Debenture due 2066)

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP dated December 20, 2006

99.1	Capital Replacement Covenant dated December 19, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
Date: December 20, 2006
/s/ ALEXANDER C. SCHOCH
Alexander C. Schoch
Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated December 14, 2006 between the Company and the Underwriters

4.1	Subordinated Indenture dated December 20, 2006 between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture dated December 20, 2006 between the Company and U.S. Bank National Association, as trustee, relating to $732,500,000 aggregate principal amount of 4.75% Convertible Junior Subordinated Debentures due 2066 (including form of 4.75% Convertible Junior Subordinated Debenture due 2066)

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP dated December 20, 2006

99.1	Capital Replacement Covenant dated December 19, 2006